[EV LOGO]                                                    [ADDING MACHINE]

ANNUAL REPORT DECEMBER 31, 2002

[NYSE FLAG]

                                   EATON VANCE
                                    UTILITIES
                                      FUND

[FLOOR STOCK EXCHANGE]

                       IMPORTANT NOTICE REGARDING DELIVERY
                            OF SHAREHOLDER DOCUMENTS

    The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

    EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

    If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

    Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

EATON VANCE UTILITIES FUND as of December 31, 2002
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]
Thomas E. Faust Jr.
President

For the year ended December 31, 2002, Eaton Vance Utilities Fund had a total return of -12.50% for Class A shares.1 This return resulted from a decrease in net asset value (NAV) to $6.58 per share on December 31, 2002 from $7.74 per share on December 31, 2001, and the reinvestment of $0.193 per share in income dividends.

For Class B, the total return was -13.24% for the same period, based on a decrease in NAVfrom $9.44 to $8.01 and the reinvestment of $0.18 per share in income dividends.(1)

For Class C, the total return was -13.24% for the same period, based on a decrease in NAVfrom $10.20 to $8.67 and the reinvestment of $0.18 per share in income dividends.(1)

By comparison, the average total return for mutual funds in the Lipper Utility Funds Classification was -23.79% for the period.(2)

AN UNCERTAIN ECONOMIC RECOVERY MIXED WITH POOR STOCK MARKET PERFORMANCE ...

A multitude of factors contributed to the dismal performance of the U.S. equity markets in 2002, including geopolitical uncertainties, negative investor sentiment, and fears of a double-dip recession. The third quarter of 2002 marked the worst quarterly broad market decline, as measured by the S&P 500 Index, since the fourth quarter of 1987.(2) Every major domestic benchmark experienced negative returns, with none of the S&P 500 sectors or industry groups registering gains during this period. Volatility and the pace of sector rotation remained at high levels.

IN UNPREDICTABLE MARKETS, A DIVERSIFIED PORTFOLIO IS MORE IMPORTANT THAN
EVER ...

The high level of volatility in equity markets recently underscores the importance of diversifying across asset classes and, within equities, among investment styles and market capitalizations. We believe that a diversified investment philosophy can help manage risk, and that exposure to utility stocks is an important part of a broadly diversified investment portfolio. Finally, we believe that the volatility expected in the markets in the near term should help create conditions in which we can leverage our rigorous fundamental research to identify investments that we believe will serve investors well over the longer term.

                             Sincerely,

                           /s/ Thomas E. Faust Jr.
                           Thomas E. Faust Jr.
                           President
                           January 31, 2003

--------------------------------------------------------------------------------

Performance(3)         CLASS A      CLASS B      CLASS C
--------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year               -12.50%      -13.24%      -13.24%
Five Years               5.65         4.83         4.82
Ten Years                7.20         N.A.         N.A.
Life of Fund+           11.69         5.99         5.75

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year               -17.51%      -17.49%      -14.09%
Five Years               4.39         4.56         4.82
Ten Years                6.57         N.A.         N.A.
Life of Fund+           11.38         5.99         5.75

+    Inception Dates - Class A: 12/18/81; Class B: 11/1/93; Class C:11/1/93

TEN LARGEST EQUITY HOLDINGS(4)
------------------------------------------
DTE Energy                          4.30%
Verizon Communications              4.14
AT&T Corp.                          3.98
PPL Corp.                           3.84
Ameren Corp.                        3.55
BCE Corp.                           3.49
Firstenergy Corp.                   3.38
Energy East Corp.                   3.21
Entergy Corp.                       3.12
Exelon Corp.                        3.02

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. (2) It is not possible to invest directly in an Index. (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects a 1% CDSC. (4) Ten largest holdings accounted for 36.03% of the Portfolio's net assets. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
      TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE UTILITIES FUND as of December 31, 2002
MANAGEMENT DISCUSSION

AN INTERVIEW WITH JUDITH A. SARYAN,
PORTFOLIO MANAGER OF UTILITIES PORTFOLIO

[PHOTO OF JUDITH A. SARYAN]
Judith A. Saryan
Portfolio Manager

Q: Judy, it was a challenging year for utilities. What was the reason for this environment over the past year?

A: 2002 was a challenging year for utilities, with several catalysts contributing to downward pressure. First, turbulent economic conditions produced a very difficult environment for business in general. In fact, each of the 10 broad sectors in the S&P 500 Index* dropped in 2002. Second, the utilities sector continued to wrestle with valuation levels throughout the year. Because utilities became more of a growth sector in the late 1990s, investors bid many utility companies up to unsustainable levels. 2002 saw a correction in much of this overvaluation. Third, overcapacity continued to plague the industry. Over the past several years, many electric companies expanded to cope with capacity shortages. Unfortunately this massive cycle of construction over the past several years created too much capacity, which lead to demand pressure on power prices.

Q:   Against this backdrop, how did the Fund perform?

A: Performance was negative for the year ending 2002. The Portfolio was not immune to the negative catalysts that obstructed the sector, as well as the overall stock market. That said, we are pleased with the Fund's performance relative to its peers. The Eaton Vance Utilities Fund has outperformed the Lipper Utility Fund Classification over the 1-, 3-, 5- and 10-year periods ended December 31, 2002*. Also, the Fund has outperformed the S&P Utilities Index for the 1-, 5-, and 10-year periods ended December 31, 2002*. Despite another year of double- digit losses throughout equity markets, we are proud of the fact that our Fund has been able to produce above-average returns comparatively.

     Our focus on quality and fundamental analysis have been the keys to our Portfolio's success. In addition, we use flexibility to move among electric, natural gas and telecommunication companies in pursuit of companies that offer total return prospects. An additional advantage to flexibility is our ability to take advantage of the tremendous volatility present in the market. Market volatility yields opportunities to buy companies at discounted valuations.

Q:   Has the Portfolio's focus on dividend-paying stocks been advantageous?

     Yes. The Portfolio seeks a high level of total return, consisting of capital appreciation and relatively predictable income. The Portfolio invests primarily in dividend-paying or interest-bearing securities. While the

*    It is not possible to invest directly in an Index or Lipper Classification.

LARGEST EQUITY INDUSTRIES+
As a percentage of total net assets

[CHART]

Electric Utilities              31.2%
Utilities - Electrical & Gas    19.8%
Telephone Utilities             15.3%
Telecommunications Services     12.5%
Gas Utilities                    4.2%

+    Industry allocation is subject to change due to active management.

amount of income versus appreciation contributing to total return varies over time, in an investment environment like the one we experienced in 2002, income proved more beneficial to total return than appreciation. Steady income may not be the most glamorous strategy, but industry expectations have changed dramatically over the past few years. A steady income stream can help promote a relatively consistent return, particularly when markets are volatile.

Q:   What other considerations does the Portfolio make before buying a stock?

A: Again, valuation is considered carefully before any investment decisions are made. Companies that are reasonably priced with strong management are potential candidates for the Portfolio. We also look for companies with solid balance sheets and positive free cash flow.

Q: Electric, gas and telephone utility companies made up the largest portion of the Portfolio. Can you summarize the performance of this group in 2002?

A: The environment for electric, gas and telephone utilities companies in 2002 was mixed. The energy market is cyclical and 2002 saw a downward curve in the energy demand cycle. The companies that had the most difficult time in the past year were those that expanded too aggressively. Our Portfolio benefitted by avoiding these companies. In this cash-strapped environment, it was important for the Portfolio to focus on companies with strong balance sheets. The Portfolio was also biased toward integrated utility companies but, again, only those whose valuation levels were attractive.

Q:   What about telecommunication companies?

A: Our Portfolio's investments in telecommunications remained primarily defensive in 2002. We focused on integrated telecom companies and held a fairly large weighting in Canadian telecom companies. We made this decision because the Canadian telecoms have good dividend records, a stronger growth platform and a better regulatory environment.

Q: The Portfolio also held more positions in European companies at the end of 2002 than in the previous year. Why was that?

A: For diversification purposes and quality upgrades we invest in a limited number of international utilities with attractive valuations.

Q:   What is your outlook for the year ahead?

A: In the last few months of 2002, utility stocks began to show improvement. We feel this improvement will continue to carry into 2003 and may present opportunities in the new year. We believe the utility companies that have been able to cut capital expenditures, improve cash flow and increase dividends will be among the best opportunities in the new year. It is still unclear whether the capacity cycle has bottomed. Regardless, we are finding compelling Portfolio prospects at the current stage of the cycle. We are also more optimistic on telecom stocks due to the massive cost cutting experienced in that industry. We believe our thorough analysis and flexible approach to stock picking can continue to benefit shareholders for the long term.

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

EATON VANCE UTILITIES FUND as of December 31, 2002
FUND PERFORMANCE

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE UTILITIES FUND CLASS A VS. THE STANDARD & POOR'S 500 AND THE STANDARD & POOR'S 500 UTILITIES INDEXES*

December 31, 1992 - December 31, 2002

                                     FUND,
                 EATON VANCE       INCLUDING           S&P           S&P
               UTILITIES FUND       MAXIMUM            500        UTILITIES
     DATE         CLASS A         SALES CHARGE         INDEX        INDEX
---------------------------------------------------------------------------
  12/31/1992      10,000            10,000              10,000      10,000
   1/31/1993      10,278             9,688              10,084      10,313
   2/28/1993      10,940            10,312              10,221      10,988
   3/31/1993      11,049            10,415              10,436      11,154
   4/30/1993      11,006            10,374              10,184      11,115
   5/31/1993      10,930            10,302              10,456      11,100
   6/30/1993      11,247            10,601              10,486      11,501
   7/31/1993      11,520            10,859              10,444      11,752
   8/31/1993      11,881            11,199              10,840      12,217
   9/30/1993      11,814            11,136              10,757      12,104
  10/31/1993      11,582            10,917              10,979      11,849
  11/30/1993      10,819            10,198              10,874      11,229
  12/31/1993      10,949            10,321              11,006      11,369
   1/31/1994      10,776            10,157              11,380      11,233
   2/28/1994      10,336             9,743              11,071      10,617
   3/31/1994      10,112             9,531              10,589      10,102
   4/30/1994      10,287             9,696              10,725      10,219
   5/31/1994       9,865             9,299              10,900       9,726
   6/30/1994       9,586             9,035              10,633       9,439
   7/31/1994       9,724             9,166              10,982       9,928
   8/31/1994       9,654             9,100              11,432       9,984
   9/30/1994       9,482             8,938              11,152       9,770
  10/31/1994       9,493             8,948              11,402       9,941
  11/30/1994       9,480             8,936              10,988       9,970
  12/31/1994       9,604             9,053              11,150      10,029
   1/31/1995       9,881             9,314              11,439      10,685
   2/28/1995       9,804             9,241              11,885      10,760
   3/31/1995       9,790             9,228              12,235      10,580
   4/30/1995       9,942             9,371              12,595      10,913
   5/31/1995      10,427             9,828              13,097      11,698
   6/30/1995      10,490             9,888              13,401      11,585
   7/31/1995      10,760            10,142              13,845      11,570
   8/31/1995      10,901            10,275              13,880      11,518
   9/30/1995      11,419            10,764              14,465      12,263
  10/31/1995      11,535            10,873              14,414      12,442
  11/30/1995      11,717            11,044              15,046      12,581
  12/31/1995      12,249            11,546              15,336      13,314
   1/31/1996      12,544            11,824              15,857      13,573
   2/29/1996      12,461            11,745              16,004      13,154
   3/31/1996      12,406            11,694              16,159      13,052
   4/30/1996      12,311            11,604              16,397      12,787
   5/31/1996      12,634            11,909              16,819      12,980
   6/30/1996      12,850            12,113              16,883      13,691
   7/31/1996      12,232            11,530              16,137      12,816
   8/31/1996      12,654            11,928              16,478      13,104
   9/30/1996      12,748            12,016              17,405      13,222
  10/31/1996      12,939            12,196              17,885      13,882
  11/30/1996      13,116            12,363              19,235      14,162
  12/31/1996      13,106            12,354              18,854      14,070
   1/31/1997      13,343            12,577              20,032      14,144
   2/28/1997      13,414            12,644              20,189      14,042
   3/31/1997      13,030            12,282              19,361      13,587
   4/30/1997      12,798            12,063              20,516      13,357
   5/31/1997      13,450            12,678              21,764      13,949
   6/30/1997      13,830            13,036              22,738      14,370
   7/31/1997      14,324            13,501              24,546      14,684
   8/31/1997      14,105            13,295              23,172      14,407
   9/30/1997      14,977            14,117              24,441      15,021
  10/31/1997      14,412            13,584              23,625      15,163
  11/30/1997      14,846            13,994              24,718      16,303
  12/31/1997      15,226            14,352              25,142      17,538
   1/31/1998      15,669            14,769              25,420      16,827
   2/28/1998      16,227            15,295              27,253      17,397
   3/31/1998      17,310            16,317              28,647      18,528
   4/30/1998      17,142            16,158              28,935      18,101
   5/31/1998      17,286            16,293              28,438      18,035
   6/30/1998      17,522            16,516              29,593      18,724
   7/31/1998      17,259            16,269              29,278      17,777
   8/31/1998      15,688            14,787              25,050      18,194
   9/30/1998      16,479            15,533              26,654      19,634
  10/31/1998      16,458            15,513              28,821      19,258
  11/30/1998      17,465            16,462              30,567      19,542
  12/31/1998      18,848            17,766              32,327      20,140
   1/31/1999      20,167            19,009              33,678      19,259
   2/28/1999      19,384            18,271              32,632      18,524
   3/31/1999      19,952            18,806              33,937      18,232
   4/30/1999      20,686            19,499              35,251      19,792
   5/31/1999      20,590            19,408              34,420      21,041
   6/30/1999      21,325            20,101              36,328      20,304
   7/31/1999      22,061            20,795              35,195      20,055
   8/31/1999      20,828            19,632              35,021      20,260
   9/30/1999      21,471            20,238              34,062      19,287
  10/31/1999      23,986            22,609              36,217      19,565
  11/30/1999      24,641            23,227              36,953      18,112
  12/31/1999      26,530            25,007              39,128      18,291
   1/31/2000      26,644            25,115              37,162      20,276
   2/29/2000      27,556            25,974              36,460      19,025
   3/31/2000      28,264            26,642              40,024      19,658
   4/30/2000      26,284            24,775              38,820      21,189
   5/31/2000      25,993            24,501              38,023      22,115
   6/30/2000      26,258            24,751              38,961      20,799
   7/31/2000      26,063            24,567              38,352      22,273
   8/31/2000      27,955            26,350              40,733      25,322
   9/30/2000      29,047            27,380              38,583      27,648
  10/31/2000      28,210            26,590              38,420      26,582
  11/30/2000      26,338            24,826              35,393      26,277
  12/31/2000      28,249            26,628              35,567      28,751
   1/31/2001      27,183            25,622              36,828      25,957
   2/28/2001      27,492            25,913              33,472      26,901
   3/31/2001      26,396            24,881              31,353      26,720
   4/30/2001      27,941            26,337              33,787      28,275
   5/31/2001      27,911            26,309              34,014      27,374
   6/30/2001      25,517            24,052              33,186      25,192
   7/31/2001      24,727            23,307              32,859      24,031
   8/31/2001      23,775            22,410              30,804      23,378
   9/30/2001      22,412            21,126              28,317      20,671
  10/31/2001      22,219            20,944              28,857      20,597
  11/30/2001      22,086            20,818              31,070      19,491
  12/31/2001      22,901            21,586              31,343      20,000
   1/31/2002      21,872            20,616              30,886      18,847
   2/28/2002      21,464            20,232              30,290      18,432
   3/31/2002      23,075            21,751              31,429      20,676
   4/30/2002      22,369            21,085              29,524      20,291
   5/31/2002      22,228            20,952              29,308      18,490
   6/30/2002      21,340            20,115              27,221      17,177
   7/31/2002      19,283            18,176              25,099      14,776
   8/31/2002      19,614            18,488              25,264      15,331
   9/30/2002      17,989            16,956              22,521      13,350
  10/31/2002      19,353            18,242              24,501      13,107
  11/30/2002      19,870            18,729              25,942      13,454
  12/31/2002      20,038            18,888              24,418      14,001

PERFORMANCE**          CLASS A      CLASS B      CLASS C
--------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year               -12.50%      -13.24%      -13.24%
Five Years               5.65         4.83         4.82
Ten Years                7.20         N.A.         N.A.
Life of Fund+           11.69         5.99         5.75

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year               -17.51%      -17.49%      -14.09%
Five Years               4.39         4.56         4.82
Ten Years                6.57         N.A.         N.A.
Life of Fund+           11.38         5.99         5.75

+    Inception Dates - Class A: 12/18/81; Class B: 11/1/93; Class C:11/1/93

*    Sources: Thompson Financial; Lipper Inc.

     The chart compares the Fund's total return with that of the S&P 500 Utilities Index, an unmanaged index of certain utilities stocks, and the S&P 500 Index, an unmanaged index of 500 stocks commonly used as a measure of U.S. stock performance. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in Class A of the Fund and in each Index. An investment in the Fund's Class B shares on 11/1/93 would have been worth $17,053 on December 31, 2002. An investment in the Fund's Class C shares on 11/1/93 would have been worth $16,702 on December 31, 2002. The Indexes' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes. It is not possible to invest directly in an Index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2002
Assets
------------------------------------------------------
Investment in Utilities Portfolio, at
   value (identified cost, $339,409,756)  $351,077,742
Receivable for Fund shares sold                280,621
Prepaid expenses                                14,635
------------------------------------------------------
TOTAL ASSETS                              $351,372,998
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for Fund shares redeemed          $  1,171,124
Payable to affiliate for distribution
   and service fees                              1,420
Payable to affiliate for Trustees' fees          1,027
Accrued expenses                               100,097
------------------------------------------------------
TOTAL LIABILITIES                         $  1,273,668
------------------------------------------------------
NET ASSETS                                $350,099,330
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $350,762,489
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                        (66,354,232)
Accumulated undistributed net investment
   income                                   54,023,087
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                         11,667,986
------------------------------------------------------
TOTAL                                     $350,099,330
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $295,492,564
SHARES OUTSTANDING                          44,928,564
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       6.58
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $6.58)       $       6.98
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $ 43,243,980
SHARES OUTSTANDING                           5,397,726
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       8.01
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $ 11,362,786
SHARES OUTSTANDING                           1,310,530
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       8.67
------------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2002
Investment Income
------------------------------------------------------
Dividends allocated from Portfolio (net
   of foreign taxes, $173,445)            $ 14,839,728
Interest allocated from Portfolio              254,064
Expenses allocated from Portfolio           (2,666,249)
------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $ 12,427,543
------------------------------------------------------

Expenses
------------------------------------------------------
Trustees' fees and expenses               $      3,931
Distribution and service fees
   Class A                                     773,794
   Class B                                     462,229
   Class C                                      93,995
Transfer and dividend disbursing agent
   fees                                        419,988
Printing and postage                            49,933
Custodian fee                                   36,704
Registration fees                               33,658
Legal and accounting services                   30,146
Miscellaneous                                   19,122
------------------------------------------------------
TOTAL EXPENSES                            $  1,923,500
------------------------------------------------------

NET INVESTMENT INCOME                     $ 10,504,043
------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(55,146,513)
   Foreign currency transactions                 6,345
------------------------------------------------------
NET REALIZED LOSS                         $(55,140,168)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ (8,052,452)
   Foreign currency                             (1,381)
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ (8,053,833)
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(63,194,001)
------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(52,689,958)
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2002  DECEMBER 31, 2001
------------------------------------------------------------------------------
From operations --
   Net investment income                  $      10,504,043  $       7,424,539
   Net realized loss                            (55,140,168)        (9,856,823)
   Net change in unrealized appreciation
      (depreciation)                             (8,053,833)      (103,801,896)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $     (52,689,958) $    (106,234,180)
------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $      (8,557,053) $      (7,440,581)
      Class B                                      (981,408)          (594,677)
      Class C                                      (194,841)           (95,498)
   From net realized gain
      Class A                                            --        (14,904,923)
      Class B                                            --         (1,804,429)
      Class C                                            --           (271,887)
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $      (9,733,302) $     (25,111,995)
------------------------------------------------------------------------------
Transactions in shares of beneficial
   interest --
   Proceeds from sale of shares
      Class A                             $      28,787,921  $      15,846,337
      Class B                                     8,567,962         13,581,927
      Class C                                     6,955,641          4,585,117
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                     5,541,803         17,717,250
      Class B                                       701,022          2,020,919
      Class C                                       141,816            318,635
   Cost of shares redeemed
      Class A                                   (46,524,803)       (53,229,092)
      Class B                                   (12,237,274)       (15,869,011)
      Class C                                    (4,000,740)        (3,293,352)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $     (12,066,652) $     (18,321,270)
------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $     (74,489,912) $    (149,667,445)
------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------
At beginning of year                      $     424,589,242  $     574,256,687
------------------------------------------------------------------------------
AT END OF YEAR                            $     350,099,330  $     424,589,242
------------------------------------------------------------------------------
Accumulated undistributed
net investment income
included in net assets
------------------------------------------------------------------------------
AT END OF YEAR                            $      54,023,087  $      53,287,075
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  CLASS A
                                  -----------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                  -----------------------------------------------------------------------
                                    2002(1)        2001(1)        2000(1)        1999(1)        1998(1)
---------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $  7.740       $ 10.060       $ 11.650       $ 10.150       $  8.450
---------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------
Net investment income              $  0.207       $  0.141       $  0.134       $  0.150       $  0.251
Net realized and unrealized
   gain (loss)                       (1.174)        (1.997)         0.593          3.773          1.721
---------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $ (0.967)      $ (1.856)      $  0.727       $  3.923       $  1.972
---------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------
From net investment income         $ (0.193)      $ (0.155)      $ (0.115)      $ (0.162)      $ (0.235)
From net realized gain                   --         (0.309)        (2.202)        (2.261)        (0.037)
---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.193)      $ (0.464)      $ (2.317)      $ (2.423)      $ (0.272)
---------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $  6.580       $  7.740       $ 10.060       $ 11.650       $ 10.150
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      (12.50)%       (18.93)%         6.48%         40.75%         23.78%
---------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $295,493       $360,738       $492,352       $509,845       $409,178
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.14%          1.10%          1.08%          1.08%          1.11%
   Interest expense(3)                   --(4)        0.01%          0.01%            --(4)        0.16%
   Net investment income               2.99%          1.62%          1.18%          1.33%          2.75%
Portfolio Turnover of the
   Portfolio                            146%           169%           149%            93%            78%
---------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.
 (4)  Represents less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  CLASS B
                                  -----------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                  -----------------------------------------------------------------------
                                    2002(1)        2001(1)        2000(1)        1999(1)        1998(1)
---------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.440        $12.180        $13.680        $11.610        $ 9.670
---------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------
Net investment income               $ 0.189        $ 0.092        $ 0.056        $ 0.076        $ 0.209
Net realized and unrealized
   gain (loss)                       (1.439)        (2.423)         0.691          4.337          1.970
---------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(1.250)       $(2.331)       $ 0.747        $ 4.413        $ 2.179
---------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------
From net investment income          $(0.180)       $(0.100)       $(0.045)       $(0.082)       $(0.202)
From net realized gain                   --         (0.309)        (2.202)        (2.261)        (0.037)
---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.180)       $(0.409)       $(2.247)       $(2.343)       $(0.239)
---------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 8.010        $ 9.440        $12.180        $13.680        $11.610
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      (13.24)%       (19.51)%         5.61%         39.71%         22.89%
---------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $43,244        $54,199        $71,098        $62,285        $45,958
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.89%          1.85%          1.85%          1.82%          1.85%
   Interest expense(3)                   --(4)        0.01%          0.01%            --(4)        0.16%
   Net investment income               2.24%          0.87%          0.42%          0.59%          2.01%
Portfolio Turnover of the
   Portfolio                            146%           169%           149%            93%            78%
---------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.
 (4)  Represents less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  CLASS C
                                  -----------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                  -----------------------------------------------------------------------
                                    2002(1)        2001(1)        2000(1)        1999(1)        1998(1)
---------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $ 10.200       $ 13.130        $14.580        $12.270        $10.190
---------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------
Net investment income              $  0.204       $  0.099        $ 0.058        $ 0.078        $ 0.220
Net realized and unrealized
   gain (loss)                       (1.549)        (2.620)         0.739          4.589          2.082
---------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $ (1.345)      $ (2.521)       $ 0.797        $ 4.667        $ 2.302
---------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------
From net investment income         $ (0.185)      $ (0.100)       $(0.045)       $(0.096)       $(0.185)
From net realized gain                   --         (0.309)        (2.202)        (2.261)        (0.037)
---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.185)      $ (0.409)       $(2.247)       $(2.357)       $(0.222)
---------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $  8.670       $ 10.200        $13.130        $14.580        $12.270
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      (13.24)%       (19.55)%         5.60%         39.67%         22.88%
---------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $ 11,363       $  9,652        $10,806        $ 6,349        $ 3,736
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.89%          1.85%          1.85%          1.85%          1.89%
   Interest expense(3)                   --(4)        0.01%          0.01%            --(4)        0.16%
   Net investment income               2.25%          0.87%          0.41%          0.57%          1.99%
Portfolio Turnover of the
   Portfolio                            146%           169%           149%            93%            78%
---------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.
 (4)  Represents less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Utilities Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares: Class A, Class B and Class C shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see
   Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Utilities Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2002). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2002, the Fund, for federal income tax purposes, had a capital loss carryover of $64,169,451 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryover will expire on December 31, 2009, ($199,692) and December 31, 2010, ($63,969,759). At
   December 31, 2002, net capital losses of $2,119,273 attributable to security transactions incurred after October 31, 2002, are treated as arising on the first day of the Fund's taxable year ending December 31, 2003.

 D Other -- Investment transactions are accounted for on a trade-date basis.

 E Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------
   The Fund's policy is to distribute monthly substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct expenses) and to distribute at least annually substantially all of its net realized capital gains so allocated. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS A                                      2002         2001
    ------------------------------------------------------------------
    Sales                                      4,322,420    1,831,810
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 828,591    2,011,574
    Redemptions                               (6,823,937)  (6,196,798)
    ------------------------------------------------------------------
    NET DECREASE                              (1,672,926)  (2,353,414)
    ------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS B                                      2002         2001
    ------------------------------------------------------------------
    Sales                                      1,037,898    1,252,087
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  86,248      188,305
    Redemptions                               (1,469,325)  (1,536,213)
    ------------------------------------------------------------------
    NET DECREASE                                (345,179)     (95,821)
    ------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS C                                      2002         2001
    ------------------------------------------------------------------
    Sales                                        792,681      394,712
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  16,275       27,501
    Redemptions                                 (444,415)    (299,274)
    ------------------------------------------------------------------
    NET INCREASE                                 364,541      122,939
    ------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Effective August 1, 2002, EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended December 31, 2002, no significant amounts have been paid. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $31,598 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2002.

       Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan for Class A shares
   (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $346,672 and $70,496 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2002, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2002, the amounts of Uncovered Distribution Charges EVD calculated under the Plans were approximately $710,000 and $1,912,000 for Class B and Class C shares, respectively.

       The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for any fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended December 31, 2002 amounted to $773,794, $115,557, and $23,499 for Class A, Class B, and Class C shares, respectively.

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. A CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value if the purchase amount was $1 million or more. Investors who purchase Class A shares in a single fund purchase in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (See Note
   5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $106,000 and $4,000 of CDSC paid by shareholders for Class B and Class C shares, respectively, for the year ended December 31, 2002.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $44,414,851 and $68,277,125, respectively, for the year ended December 31, 2002.

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2002

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE UTILITIES FUND
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Utilities Fund (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2003

UTILITIES PORTFOLIO AS OF DECEMBER 31, 2002

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 87.5%

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Broadcasting and Cable -- 0.5%
-----------------------------------------------------------------------
Comcast Corp. - Class A(1)                      80,875     $  1,906,224
Ovation, Inc.(1)(2)                            285,787                0
-----------------------------------------------------------------------
                                                           $  1,906,224
-----------------------------------------------------------------------
Drugs -- 0.7%
-----------------------------------------------------------------------
Ivax Corp.(1)                                  201,600     $  2,445,408
-----------------------------------------------------------------------
                                                           $  2,445,408
-----------------------------------------------------------------------
Electric Utilities -- 31.2%
-----------------------------------------------------------------------
ALLETE, Inc.                                   410,000     $  9,298,800
DQE, Inc.                                      383,000        5,836,920
DTE Energy Co.                                 325,000       15,080,000
Energy East Corp.                              510,000       11,265,900
Entergy Corp.                                  240,000       10,941,600
Exelon Corp.                                   200,625       10,586,981
Fortum Oyj(3)                                  350,000        2,295,440
FPL Group, Inc.                                100,000        6,013,000
National Grid Transco plc(3)                   759,000        5,578,043
Pepco Holdings, Inc.                           529,600       10,268,944
PPL Corp.                                      389,100       13,493,988
Public Power Corp.(3)                           45,000          623,308
Scottish and Southern Energy plc(3)            500,000        5,473,650
TXU Corp.                                      150,000        2,802,000
-----------------------------------------------------------------------
                                                           $109,558,574
-----------------------------------------------------------------------
Gas Utilities -- 4.2%
-----------------------------------------------------------------------
Equitable Resources, Inc.                      165,000     $  5,781,600
KeySpan Corp.                                  255,000        8,986,200
-----------------------------------------------------------------------
                                                           $ 14,767,800
-----------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 0.5%
-----------------------------------------------------------------------
San Juan Basin Royalty Trust                   140,000     $  1,918,000
-----------------------------------------------------------------------
                                                           $  1,918,000
-----------------------------------------------------------------------
Oil and Gas - Exploration and Production -- 2.2%
-----------------------------------------------------------------------
Enbridge Energy Management LLC                  60,081     $  2,253,045
Talisman Energy, Inc.                          150,000        5,425,500
-----------------------------------------------------------------------
                                                           $  7,678,545
-----------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Telecommunications Services -- 12.5%
-----------------------------------------------------------------------
Alltel Corp.                                   148,000     $  7,548,000
AT&T Corp.                                     535,000       13,968,850
China Telecom Corp. Ltd. ADR(1)                320,000        5,529,600
Elisa Communications Oyj(1)(3)                 394,250        2,366,367
TDC A/S(3)                                     185,000        4,495,407
Telecom Italia Mobile(3)                       802,000        3,660,809
Telekom Austria AG(1)(3)                       125,000        1,265,763
Vodafone Group plc ADR                         270,000        4,892,400
-----------------------------------------------------------------------
                                                           $ 43,727,196
-----------------------------------------------------------------------
Telephone Utilities -- 15.3%
-----------------------------------------------------------------------
BCE, Inc.                                      680,400     $ 12,254,004
BellSouth Corp.                                200,000        5,174,000
CenturyTel, Inc.                               300,000        8,814,000
Manitoba Telecom Services, Inc.(3)             130,000        2,917,161
SBC Communications, Inc.                       370,000       10,030,700
Verizon Communications, Inc.                   375,000       14,531,250
-----------------------------------------------------------------------
                                                           $ 53,721,115
-----------------------------------------------------------------------
Utilities - Electrical and Gas -- 19.8%
-----------------------------------------------------------------------
Ameren Corp.                                   300,000     $ 12,471,000
Centerpoint Energy, Inc.                       305,000        2,592,500
Cinergy Corp.                                  190,000        6,406,800
Firstenergy Corp.                              360,000       11,869,200
MDU Resources Group, Inc.                      208,900        5,391,709
Nisource, Inc.                                 239,400        4,788,000
NSTAR                                           50,000        2,219,500
PG&E Corp.(1)                                  150,000        2,085,000
Progress Energy, Inc.                          150,000        6,502,500
SCANA Corp.                                    270,000        8,359,200
Scottish Power plc(3)                          152,422          889,520
WPS Resources Corp.                             50,000        1,941,000
Xcel Energy, Inc.                              350,000        3,850,000
-----------------------------------------------------------------------
                                                           $ 69,365,929
-----------------------------------------------------------------------
Water Utilities -- 0.6%
-----------------------------------------------------------------------
Philadelphia Suburban Corp.                    100,000     $  2,060,000
-----------------------------------------------------------------------
                                                           $  2,060,000
-----------------------------------------------------------------------
Total Common Stocks
   (identified cost $293,523,132)                          $307,148,791
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES PORTFOLIO AS OF DECEMBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

CONVERTIBLE PREFERRED STOCKS -- 7.2%

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Electric Utilities -- 2.4%
-----------------------------------------------------------------------
FPL Group, Inc.                                150,000     $  8,304,000
-----------------------------------------------------------------------
                                                           $  8,304,000
-----------------------------------------------------------------------
Gas Utilities -- 1.4%
-----------------------------------------------------------------------
KeySpan Corp.                                  100,000     $  5,057,000
-----------------------------------------------------------------------
                                                           $  5,057,000
-----------------------------------------------------------------------
Telecommunications Services -- 1.5%
-----------------------------------------------------------------------
Alltel Corp.                                   100,000     $  5,133,000
-----------------------------------------------------------------------
                                                           $  5,133,000
-----------------------------------------------------------------------
Utilities - Electrical and Gas -- 1.9%
-----------------------------------------------------------------------
Cinergy Corp.                                  120,000     $  6,648,000
-----------------------------------------------------------------------
                                                           $  6,648,000
-----------------------------------------------------------------------
Total Convertible Preferred Stocks
   (identified cost $23,503,200)                           $ 25,142,000
-----------------------------------------------------------------------

CONVERTIBLE BONDS -- 0.0%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
Ovation, Inc., (PIK), 9.75%,
2/23/01(2)(4)                               $    3,595     $          0
-----------------------------------------------------------------------
Total Convertible Bonds
   (identified cost, $3,595,224)                           $         --
-----------------------------------------------------------------------

COMMERCIAL PAPER -- 7.4%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
Enterprise Funding Corp., 1.35%, 1/22/03    $    6,850     $  6,844,606
General Electric Capital Corp., 1.25%,
1/2/03                                          11,242       11,241,610
Kitty Hawk Funding, 1.36%, 1/24/03               3,981        3,977,541
Quincy Capital Corp., 1.37%, 1/14/03             3,981        3,979,030
-----------------------------------------------------------------------
Total Commercial Paper
   (at amortized cost, $26,042,787)                        $ 26,042,787
-----------------------------------------------------------------------
Total Investments -- 102.1%
   (identified cost $346,664,343)                          $358,333,578
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- (2.1)%                   $ (7,255,810)
-----------------------------------------------------------------------
Net Assets -- 100.0%                                       $351,077,768
-----------------------------------------------------------------------

 (PIK)-Payment In Kind.

 (1)  Non-income producing security.
 (2) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
 (3)  Foreign security.
 (4)  Issuer defaulted on maturity payments.

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES PORTFOLIO AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2002
Assets
------------------------------------------------------
Investments, at value (identified cost,
   $346,664,343)                          $358,333,578
Cash                                            62,638
Interest and dividends receivable            1,324,279
Prepaid expenses                                 1,455
------------------------------------------------------
TOTAL ASSETS                              $359,721,950
------------------------------------------------------

Liabilities
------------------------------------------------------
Payable for investments purchased         $  8,612,498
Payable to affiliate for Trustees' fees          5,788
Accrued expenses                                25,896
------------------------------------------------------
TOTAL LIABILITIES                         $  8,644,182
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $351,077,768
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $339,409,786
Net unrealized appreciation (computed on
   the basis of identified cost)            11,667,982
------------------------------------------------------
TOTAL                                     $351,077,768
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2002
Investment Income
------------------------------------------------------
Dividends (net of foreign taxes,
   $173,445)                              $ 14,839,729
Interest                                       254,064
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $ 15,093,793
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $  2,376,627
Trustees' fees and expenses                     22,239
Custodian fee                                  208,570
Legal and accounting services                   33,399
Interest expense                                15,119
Miscellaneous                                   10,297
------------------------------------------------------
TOTAL EXPENSES                            $  2,666,251
------------------------------------------------------

NET INVESTMENT INCOME                     $ 12,427,542
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(55,146,516)
   Foreign currency transactions                 6,345
------------------------------------------------------
NET REALIZED LOSS                         $(55,140,171)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ (8,052,452)
   Foreign currency                             (1,381)
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ (8,053,833)
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(63,194,004)
------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(50,766,462)
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES PORTFOLIO AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2002  DECEMBER 31, 2001
------------------------------------------------------------------------------
From operations --
   Net investment income                  $      12,427,542  $       9,881,129
   Net realized loss                            (55,140,171)        (9,856,824)
   Net change in unrealized appreciation
      (depreciation)                             (8,053,833)      (103,801,904)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $     (50,766,462) $    (103,777,599)
------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $      44,414,851  $      33,976,470
   Withdrawals                                  (68,277,125)       (79,078,065)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                           $     (23,862,274) $     (45,101,595)
------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $     (74,628,736) $    (148,879,194)
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                      $     425,706,504  $     574,585,698
------------------------------------------------------------------------------
AT END OF YEAR                            $     351,077,768  $     425,706,504
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES PORTFOLIO AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                     YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------
                                    2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                           0.73%        0.71%        0.71%        0.72%        0.72%
   Interest expense                     --(1)      0.01%        0.01%          --(1)      0.16%
   Net investment income              3.40%        2.00%        1.54%        1.68%        3.13%
Portfolio Turnover                     146%         169%         149%          93%          78%
-----------------------------------------------------------------------------------------------
TOTAL RETURN(2)                     (12.13)%     (18.61)%         --           --           --
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $351,078     $425,707     $574,586     $579,090     $459,616
-----------------------------------------------------------------------------------------------

 (1)  Represents less than 0.01%.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES PORTFOLIO AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Utilities Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on May 1, 1992, seeks to achieve a high level of total return, consisting of capital appreciation and relatively predictable income by investing principally in dividend-paying common stocks and dividend-paying or interest-bearing securities that are convertible into common stock. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At December 31, 2002 the Eaton Vance Utilities Fund held approximately 99.9% interest in the Portfolio. Under normal circumstances the Portfolio invests at least 80% of its total assets in common stocks of utilities companies. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sales prices or, if there has been no sale, at the mean between the closing bid and asked prices. Unlisted securities are valued at the mean between the latest available bid and asked prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Securities for which market quotations are unavailable are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal income tax purposes.

 C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 D Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 E Delayed Delivery Transactions -- The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place at a period in time after the date of the transaction. At the time the transaction is negotiated, the price of the security that will be delivered and paid for is fixed. Losses may arise due to changes in the market value of the underlying securities if the counterparty does not perform under the contract.

 F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the year ended December 31, 2002, $21 in credit balances were used to reduce the Portfolio's custodian fee.

UTILITIES PORTFOLIO AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

 G Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

 H Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is payable monthly at the annual rate of 0.75% of the Portfolio's average daily net assets up to $500 million, 0.6875% from $500 million up to $1 billion, and at reduced rates as daily net assets exceed that level. In addition, the Trustees voted to accept a reduction of BMR's compensation so that advisory fees paid will not exceed 0.65% on an annual basis on assets up to $500 million, 0.625% from $500 million up to $1 billion, and at reduced rates thereafter. For the year ended December 31, 2002, the fee was equivalent to 0.65% of the Portfolio's average daily net assets for such period and amounted to $2,376,627. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2002, no significant amounts have been deferred.

3 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $538,520,082, and $563,027,041, respectively.

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2002, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $339,479,814
    ------------------------------------------------------
    Gross unrealized appreciation             $ 29,745,287
    Gross unrealized depreciation              (18,146,110)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 11,599,177
    ------------------------------------------------------

   The net unrealized depreciation on foreign currency was $1,253 at December 31, 2002.

5 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2002.

UTILITIES PORTFOLIO AS OF DECEMBER 31, 2002

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS
OF UTILITIES PORTFOLIO
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Utilities Portfolio (the "Portfolio") at December 31, 2002, and the results of its operations, the changes in its net assets and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2003

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2002

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Utilities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston Massachusetts, 02109. As used below, "EVC" means Eaton Vance Corporation, "EV" means Eaton Vance, Inc., "EVM" means Eaton Vance Management, "BMR" means Boston Management and Research, and "EVD" means Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

INTERESTED TRUSTEE(S)

                        POSITION(S)           TERM OF                                 NUMBER OF PORTFOLIOS
                          WITH THE           OFFICE AND                                 IN FUND COMPLEX
      NAME AND           TRUST AND           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIO          SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Jessica M.               Trustee            Since 1998      President and Chief              185                    None
 Bibliowicz                                                  Executive Officer of
 11/28/59                                                    National Financial
                                                             Partners (financial
                                                             services company)
                                                             (since April 1999).
                                                             President and Chief
                                                             Operating Officer of
                                                             John A. Levin & Co.
                                                             (registered investment
                                                             adviser) (July 1997 to
                                                             April 1999) and a
                                                             Director of Baker,
                                                             Fentress & Company,
                                                             which owns John A.
                                                             Levin & Co. (July 1997
                                                             to April 1999).
                                                             Ms. Bibliowicz is an
                                                             interested person
                                                             because of her
                                                             affiliation with a
                                                             brokerage firm.

 James B. Hawkes          Trustee          Trustee of the    Chairman, President and          190              Director of EVC
 11/9/41                                 Trust since 1989;   Chief Executive Officer
                                          of the Portfolio   of EVC, EV, EVM and
                                             since 1992      BMR; Director of EV;
                                                             Vice President and
                                                             Director of EVD.
                                                             Trustee and/or officer
                                                             of 190 registered
                                                             investment companies in
                                                             the EVM Fund Complex.
                                                             Mr. Hawkes is an
                                                             interested person
                                                             because of his
                                                             positions with BMR,
                                                             EVM, EVC and EV, which
                                                             are affiliates of the
                                                             Fund and Portfolio.

NONINTERESTED TRUSTEE(S)

                        POSITION(S)           TERM OF                                 NUMBER OF PORTFOLIOS
                          WITH THE           OFFICE AND                                 IN FUND COMPLEX
      NAME AND           TRUST AND           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIO          SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Donald R. Dwight         Trustee          Trustee of the    President of Dwight              190           Trustee/Director of the
 3/26/31                                 Trust since 1989;   Partners, Inc.                                  Royce Funds (mutual
                                          of the Portfolio   (corporate relations                           funds) consisting of 17
                                             since 1993      and communications                                  portfolios
                                                             company).

 Samuel L. Hayes,         Trustee          Trustee of the    Jacob H. Schiff                  190           Director of Tiffany &
 III                                     Trust since 1989;   Professor of Investment                        Co. (specialty retailer)
 2/23/35                                  of the Portfolio   Banking Emeritus,                                and Telect, Inc.
                                             since 1992      Harvard University                              (telecommunication
                                                             Graduate School of                               services company)
                                                             Business
                                                             Administration.

 Norton H. Reamer         Trustee          Trustee of the    President, Unicorn               190                   None
 9/21/35                                 Trust since 1989;   Corporation (an
                                          of the Portfolio   investment and
                                             since 1993      financial advisory
                                                             services company)
                                                             (since September 2000).
                                                             Chairman, Hellman,
                                                             Jordan Management
                                                             Co., Inc. (an
                                                             investment management
                                                             company) (since
                                                             November 2000).
                                                             Advisory Director of
                                                             Berkshire Capital
                                                             Corporation (investment
                                                             banking firm) (since
                                                             June 2002). Formerly,
                                                             Chairman of the Board,
                                                             United Asset Management
                                                             Corporation (a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) and Chairman,
                                                             President and Director,
                                                             UAM Funds (mutual
                                                             funds).

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2002

MANAGEMENT AND ORGANIZATION CONT'D

NONINTERESTED TRUSTEE(S) (CONTINUED)

                        POSITION(S)           TERM OF                                 NUMBER OF PORTFOLIOS
                          WITH THE           OFFICE AND                                 IN FUND COMPLEX
     NAME, AND           TRUST AND           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIO          SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Lynn A. Stout            Trustee            Since 1998      Professor of Law,                185                   None
 9/14/57                                                     University of
                                                             California at Los
                                                             Angeles School of Law
                                                             (since July 2001).
                                                             Formerly, Professor of
                                                             Law, Georgetown
                                                             University Law Center.

 Jack L. Treynor          Trustee          Trustee of the    Investment Adviser and           170                   None
 2/21/30                                 Trust since 1989;   Consultant.
                                          of the Portfolio
                                             since 1993

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                        POSITION(S)           TERM OF
                          WITH THE           OFFICE AND
      NAME AND           TRUST AND           LENGTH OF          PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH       THE PORTFOLIO          SERVICE            DURING PAST FIVE YEARS
 ------------------------------------------------------------------------------------------
 Thomas E. Faust      President of the       Since 2002      Executive Vice President of
 Jr.                       Trust                             EVM, BMR, EVC and EV; Chief
 5/31/58                                                     Investment Officer of EVM and
                                                             BMR and Director of EVC. Chief
                                                             Executive Officer of Belair
                                                             Capital Fund LLC, Belcrest
                                                             Capital Fund LLC, Belmar
                                                             Capital Fund LLC and Belport
                                                             Capital Fund LLC (private
                                                             investment companies sponsored
                                                             by EVM). Officer of 50
                                                             registered investment
                                                             companies managed by EVM or
                                                             BMR.

 Duke E. Laflamme    Vice President of       Since 2001      Vice President of EVM and BMR.
 7/8/69                  the Trust                           Officer of 12 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 Thomas H. Luster    Vice President of       Since 2002      Vice President of EVM and BMR.
 4/8/62                  the Trust                           Officer of 14 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 Duncan W.            President of the       Since 2002      Senior Vice President and
 Richardson              Portfolio                           Chief Equity Investment
 10/26/57                                                    Officer of EVM and BMR.
                                                             Officer of 40 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 Judith A. Saryan    Vice President of       Since 1999      Vice President of EVM and BMR.
 8/21/54               the Portfolio                         Previously, Portfolio Manager
                                                             and Equity Analyst for State
                                                             Street Global Advisors
                                                             (1980-1999). Officer of 1
                                                             registered investment company
                                                             managed by EVM or BMR.

 Edward E. Smiley,   Vice President of       Since 1996      Vice President of EVM and BMR.
 Jr.                     the Trust                           Officer of 36 registered
 10/5/44                                                     investment companies managed
                                                             by EVM or BMR.

 Alan R. Dynner          Secretary           Since 1997      Vice President, Secretary and
 10/10/40                                                    Chief Legal Officer of BMR,
                                                             EVM, EVD and EVC. Officer of
                                                             190 registered investment
                                                             companies managed by EVM or
                                                             BMR.

 William J. Austin,   Treasurer of the     Since 2002(2)     Assistant Vice President of
 Jr.                     Portfolio                           EVM and BMR. Officer of 59
 12/27/51                                                    registered investment
                                                             companies managed by EVM or
                                                             BMR.

 James L. O'Connor    Treasurer of the       Since 1989      Vice President of BMR, EVM and
 4/1/45                    Trust                             EVD. Officer of 112 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 (1)  Includes both master and feeder funds in a master-feeder structure.
 (2)  Prior to 2002, Mr. Austin served as Assistant Treasurer since 1993.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

INVESTMENT ADVISER OF UTILITIES PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADMINISTRATOR OF EATON VANCE UTILITIES FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122


INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
160 Federal Street
Boston, MA 02110

                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

  The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

  - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

  - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

  - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies, call: 1-800-262-1122

EATON VANCE UTILITIES FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.

159-2/03                                                                  UTSRC